Income Taxes	9 Months Ended	12 Months Ended
	Oct. 31, 2021	Jan. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
7) INCOME TAXES
As a result of the Reorganization Transactions, Core & Main became the general partner of Holdings, which is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, Holdings is generally not subject to U.S. federal and certain state and local income taxes. Any taxable income or loss generated by Holdings is passed through to and included in the taxable income or loss of its partners, including Core & Main, following the Reorganization Transactions. Core & Main is subject to U.S. federal income taxes, in addition to state and local income taxes, with respect to its allocable share of any taxable income of Holdings following the Reorganization Transactions.
As the Reorganization Transactions are accounted for as transactions between entities under common control, the financial statements for the periods prior to the IPO and the Reorganization Transactions reflect the combination of previously separate entities for presentation purposes. These entities include Core & Main, Holdings and its consolidated subsidiaries and the Blocker Companies. The Blocker Companies were holding companies with indirect investments in Holdings. They had no operations but did receive distributions from Holdings for their tax obligations as a corporation based on the taxable income allocated to them from Holdings. The condensed consolidated financial statements for periods prior to the Reorganization Transactions reflect the provision for income taxes and related balances on the balance sheet for the Blocker Companies.
For the three months ended October 31, 2021 and November 1, 2020, the Company’s effective tax rate was 18.6% and 25.8%, respectively. For the nine months ended October 31, 2021 and November 1, 2020, the Company’s effective tax rate was 19.0% and 25.7%, respectively. The variations between the Company’s estimated effective tax rate and the U.S. statutory rate are primarily due to the portion of the Company’s earnings attributable to non-controlling
interests following the Reorganization Transactions partially offset by certain permanent book-tax
differences. The effective tax rates in the current year are lower than the prior year due to certain fixed tax expenses and permanent differences decreasing as a percentage of income before provision for income taxes.
The Company’s operations have resulted in income, and as such, the Company maintains no valuation allowance against its deferred tax assets, including tax attributes recognized in connection with the Reorganization Transactions as described below.
Tax Receivable Agreements and Reorganization Transactions
As discussed in Note 1, the Company entered into the Tax Receivable Agreements with the Former Limited Partners and the Continuing Limited Partners. Under these agreements, the Company expects to generate tax attributes that will reduce amounts that it would otherwise pay in the future to various tax authorities. The Tax Receivable Agreements provide for the payment to either the Former Limited Partners or Continuing Limited Partners, or their permitted transferees, of 85% of the tax benefits realized by the Company, or in some circumstances are deemed to realize.
In connection with the Reorganization Transactions, the Former Limited Partners exchanged Partnership Interests, together with the retirement of a corresponding number of shares of Class B common stock, for shares of Class A common stock of Core & Main. As a result of this exchange, the Company acquired certain tax attributes held by the Former Limited Partners. The Company expects that these tax attributes will reduce future payments to taxing authorities. As such, the Company recorded a payable associated with the Former Limited Partners Tax Receivable Agreement that represents their 85% share of these anticipated tax savings. As of October 31, 2021, the Company had recorded a $91.8 million payable to related parties pursuant to the Former Limited Partners Tax Receivable Agreement.
The Company also entered into the Continuing Limited Partners Tax Receivable Agreement that provides for payment to the Continuing Limited Partners of 85% of the amount of tax savings, if any, that Core & Main realizes, or is deemed to realize, as a result of redemptions or exchanges of Partnership Interests pursuant to the Exchange Agreement. As of October 31, 2021, no Continuing Limited Partners have exchanged Partnership Interests, together with the retirement of a corresponding number of shares of Class B common stock, for shares of Class A common stock; as such, the Company has not recorded a liability under the Continuing Limited Partners Tax Receivable Agreement.
The actual amount and timing of any payments under the Tax Receivable Agreements will vary depending upon a number of factors, including the timing of exchanges by the holders of Partnership Interests, the amount of gain recognized by such holders of Partnership Interests, the amount and timing of the taxable income the Company generates in the future and the federal tax rates then applicable. Assuming (i) that the Continuing Limited Partners exchanged all of their Partnership Interests at $27.36 per share of our Class A common stock (the closing stock price on October 29, 2021), (ii) no material changes in relevant tax law, (iii) a constant corporate tax rate of 25.1%, which represents a pro forma tax rate that includes a provision for U.S. federal income taxes and assumes the highest statutory rate apportioned to each state and local jurisdiction and (iv) that the Company earns sufficient taxable income in each year to realize on a current basis all tax benefits that are subject to the Continuing Limited Partners Tax Receivable Agreement, the Company would recognize a deferred tax asset (subject to offset with existing deferred tax liabilities) of approximately $836.9 million and a Continuing Limited Partners Tax Receivable Agreement liability of approximately $711.4 million, payable to the Continuing Limited Partners over the life of the Continuing Limited Partners Tax Receivable Agreement. The full exchange by the Continuing Limited Partners will also increase Core & Main’s deferred tax liability associated with its investment in Holdings by $86.5 million. The foregoing amounts are estimates only and are subject to change.
Reorganization Transactions and IPO Deferred Tax Liability
Prior to the Reorganization Transactions, the Blocker Companies were holding corporations for indirect investments in Holdings. The Blocker Companies had no operations but did receive distributions from Holdings associated with their tax obligations from allocations of Holdings taxable income. As such, the Blocker Companies’ financial statements reflected a deferred tax liability associated with the difference between their financial reporting investment and tax basis in Holdings. In connection with the Blocker Mergers, Core & Main assumed the balance sheets of the Blocker Companies. The assumed deferred tax liability was adjusted to reflect the IPO, the IPO Overallotment Option Exercise and subsequent book-tax
differences. As of October 31, 2021, the Company had a $56.8 million deferred tax liability associated with the difference between Core & Main’s financial reporting basis and the tax basis of Core & Main’s investment in Holdings.
Pacific Pipe Acquisition Deferred Tax Liability
On August 9, 2021, the Company completed the acquisition of all of the outstanding shares of Pacific Pipe Company, Inc., a corporation for income tax purposes. The acquisition was completed through Core & Main Buyer, Inc. (“Buyer”), a wholly-owned subsidiary of the Company. Buyer subsequently contributed Pacific Pipe to Core & Main LP. The Company assumed Pacific Pipe’s tax basis in its assets and liabilities, resulting in the recognition of $11.7 million of deferred tax liabilities, primarily associated with intangible assets, as part of the opening balance sheet. The taxable income that is allocated to Buyer, for its contribution of Pacific Pipe to Core & Main LP, is subject to corporate federal and state income tax in substantially all fifty states. As of October 31, 2021, this deferred tax liability was $11.7 million.
R&B Acquisition Deferred Tax Liability
On March 11, 2020, the Company completed the acquisition of all of the outstanding shares of R&B, a corporation for income tax purposes. The acquisition was completed through Buyer. Buyer subsequently contributed R&B to Core & Main LP, and then R&B was merged with Core & Main LP. The Company assumed R&B’s tax basis in its assets and liabilities, resulting in the recognition of $31.2 million of deferred tax liabilities, primarily associated with intangible assets, as part of the opening balance sheet. The taxable income that is allocated to Buyer, for its contribution of R&B to Core & Main LP, is subject to corporate federal and state income tax in substantially all fifty states. As of October 31, 2021 this deferred tax liability was $30.9 million.
Total gross unrecognized tax benefits as of October 31, 2021 and November 1, 2020, as well as activity within each of the years, were not material.

8) INCOME TAXES
As a result of the Reorganization Transactions, Core & Main became the general partner of Holdings, which is treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, Holdings is generally not subject to U.S. federal and certain state and local income taxes. Any taxable income or loss generated by Holdings is passed through to and included in the taxable income or loss of its partners, including Core & Main, following the Reorganization Transactions. Core & Main is subject to U.S. federal income taxes, in addition to state and local income taxes, with respect to its allocable share of any taxable income of Holdings following the Reorganization Transactions.
As the Reorganization Transactions are accounted for as transactions between entities under common control, the financial statements for the periods prior to the Reorganization Transactions reflect the combination of previously separate entities for presentation purposes. These entities include Core & Main, Holdings and its consolidated subsidiaries and the Blocker Companies. The Blocker Companies were holding companies with indirect investments in Holdings. They had no operations but did receive distributions from Holdings for their tax obligations as a corporation based on the taxable income allocated to them from Holdings. The consolidated financial statements for periods prior to the Reorganization Transactions reflect the provision for income taxes and related balances on the balance sheet for the Blocker Companies.
On March 11, 2020, the Company completed the acquisition of all of the outstanding shares of R&B, a corporation for income tax purposes, as described in Note 4. The acquisition was completed through Core & Main Buyer, Inc. (“Buyer”), a newly formed corporate subsidiary that is wholly-owned by the Company. Buyer subsequently contributed R&B to Core & Main LP, and then R&B was merged with Core & Main LP. The Company assumed R&B’s tax basis in its assets and liabilities, resulting in the recognition of $31.2 million of deferred tax liabilities, primarily associated with intangible assets, as part of the opening balance sheet. The taxable income that is allocated to Buyer is subject to corporate federal and state income tax in substantially all fifty states. Where the Company is taxed, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in income tax rates is recognized as income or expense in the period that includes the enactment date.
The Provision for Income Taxes consisted of the following:

	Fiscal Years Ended
	January 31, 2021	February 2, 2020	February 3, 2019
Current:
Federal	$11.6	$7.5	$11.3
State	3.2	2.2	2.6

	14.8	9.7	13.9
Deferred:
Federal	(4.2)	(2.7)	(6.0)
State	(1.5)	(0.9)	(0.9)

	(5.7)	(3.6)	(6.9)

Total	$9.1	$6.1	$7.0

The reconciliations of the provision for income taxes at the federal corporate statutory rate of 21% to the tax provision for fiscal 2020, fiscal 2019 and fiscal 2018 are as follows:

	Fiscal Years Ended
	January 31, 2021	February 2, 2020	February 3, 2019
Income taxes at federal statutory rate	$9.7	$8.8	$7.8
State income taxes	1.7	1.3	1.7
Partnership income not subject to U.S. tax	(4.2)	(3.8)	(3.4)
Permanent differences	0.8	0.7	1.2
Other	1.1	(0.9)	(0.3)

Total provision	$9.1	$6.1	$7.0

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities were as follows:

	January 31, 2021	February 2, 2020
Deferred Tax Assets:
Accrued bonus	$0.1	$0.1
Other	0.4	0.2
Deferred Tax Liabilities:
Fixed assets	(0.1)	(0.1)
Goodwill	(0.3)	(0.3)
Intangibles	(1.3)	(1.7)
Basis difference in partnership investment	(230.9)	(204.3)

Deferred tax liabilities, net	$(232.1)	$(206.1)

Under our debt obligations, we were permitted to and did make cash distributions to our partners in fiscal 2020, fiscal 2019 and fiscal 2018 to assist in funding their tax obligations resulting from their allocation of the Company’s income.
The Company paid cash for its own income tax obligations of $8.3 million, $12.9 million and $13.9 million for fiscal 2020, fiscal 2019 and fiscal 2018, respectively. Cash distributed in respect of income taxes of CD&R and Management Feeder was $15.4 million, $20.6 million and $11.9 million for fiscal 2020, fiscal 2019 and fiscal 2018, respectively. These amounts are included in the net distribution to partners in the changes in Partner’s capital.
Uncertain tax positions
Total gross unrecognized tax benefits as of January 31, 2021 and February 2, 2020, as well as activity within each of the years, was not material.